EXHIBIT 31.1

CERTIFICATION PURSUANT TO SECTION 302(A) OF THE SARBANES-OXLEY

ACT OF 2002

I, James B. Druck, certify that:

1.                                       I have reviewed this annual report on Form 10-KSB of Southwest Casino Corporation;

2.                                       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which the statements were made, not misleading with respect to the period covered by this report;

3.                                       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Southwest Casino Corporation as of, and for, the periods presented in this report;

4.                                       Southwest Casino Corporation’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Southwest Casino Corporation and have:

(a)                                  Designed disclosure controls and procedures, or caused disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Southwest Casino Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)                                 Evaluated the effectiveness of Southwest Casino Corporation’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)                                  Disclosed in this report any change in Southwest Casino Corporation’s internal control over financial reporting that occurred during Southwest Casino Corporation’s fourth quarter that has materially affected, or is reasonably likely to materially affect, Southwest Casino Corporation’s internal control over financial reporting; and

5.                                       Southwest Casino Corporation’s other certifying officers and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to Southwest Casino Corporation’s auditors and the audit committee of Southwest Casino Corporation’s board of directors (or persons performing the equivalent function):

(a)                                  All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect Southwest Casino Corporation’s ability to record, process, summarize and report financial information; and

(b)                                 Any fraud, whether or not material, that involves management or other employees who have a significant role in Southwest Casino Corporation’s internal controls over financial reporting.

Date: March 31, 2005
/s/ James B. Druck
James B. Druck, Chief Executive Officer